UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 29, 2020 (September 25, 2020)

Black Diamond Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39200	81-4254660
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

139 Main Street Cambridge, MA		02142
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 617-252-0848

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	BDTX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 25, 2020 (the “Effective Date”), upon the recommendation of its Compensation, Nomination and Corporate Governance Committee, the Board of Directors (the “Board”) of Black Diamond Therapeutics, Inc. (the “Company”) appointed Robert A. Ingram to serve on the Board as a Class I director to hold office until the Company’s annual meeting of stockholders in 2021 or until his earlier death, resignation or removal.

Mr. Ingram was also appointed to serve as the Chair of the Board, succeeding Bradley Bolzon, who will continue to serve as a member of the Board. In connection with Mr. Ingram’s appointment to the Board, the Board determined that Mr. Ingram is independent under the listing standards of Nasdaq. Mr. Ingram was not appointed to serve on any committees at this time.

As a non-employee director, Mr. Ingram will receive compensation, including an initial equity award for his Board service in accordance with the Company’s Amended and Restated Non-Employee Director Compensation Policy. Mr. Ingram is not a party to any transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K, and there are no arrangements or understandings between Mr. Ingram and any other persons pursuant to which he was selected as a director. In addition, Mr. Ingram will enter into an indemnification agreement with the Company consistent with the form of indemnification agreement entered into between the Company and its existing non-employee directors.

On September 29, 2020, the Company issued a press release announcing Mr. Ingram’s appointment to the Board. A copy of this press release is furnished as Exhibit 99.1 to this report on Form 8-K.

Item 9.01.	Exhibits

(d) Exhibits

99.1	Press Release Issued by the Company on September 29, 2020, furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 29, 2020	BLACK DIAMOND THERAPEUTICS, INC.

	By:	/s/ Thomas Leggett
		Name:	Thomas Leggett
		Title:	Chief Financial Officer and Principal Financial Officer